EXHIBIT 10.7.1

                                                                  Execution Copy

                                    GUARANTY

      GUARANTY made as of the 10th day of April, 2006, by JASON BISHARA, with a
current address at              (the "Guarantor"), in favor of AEGIS NY VENTURE
FUND, LP, a New York limited partnership having an office at 787 Seventh Avenue
- 9th Floor, New York, NY 10019 (the "Lender").

                                   WITNESSETH:

      WHEREAS, Lender has agreed to make a loan in the principal amount of FIVE HUNDRED THOUSAND and 00/100 ($500,000.00) (the "Loan") to SLM Holdings, Inc. a Delaware corporation (the "Borrower"), which is evidenced by Borrower's promissory note, of like principal amount (the "Note"), dated the date hereof, and secured by and/or entitled to the benefits of, among other things, (i) the Loan and Security Agreement, dated as of the date hereof, by and among Borrower, Sales Lead Management Inc. and Lender (the "Loan Agreement") and (ii) any other document evidencing, securing or otherwise relating to the Loan now or hereafter executed and delivered by any of Borrower or any guarantor, as the case may be, to Lender and any amendments, modifications, renewals, extensions and replacements thereof and substitutions therefor (collectively, the "Loan Documents");

      WHEREAS, Guarantor will receive substantial direct and indirect benefit by reason of Lender making the Loan to Borrower;

      WHEREAS, Guarantor has determined that his execution, delivery and performance of this Guaranty directly benefit, and are in the best interests of, Guarantor; and

      WHEREAS, it is a condition precedent to the making of Loan by Lender that Guarantor shall have executed and delivered to Lender a guaranty guaranteeing the obligations of Borrower under the Loan Documents.

      NOW, THEREFORE, in consideration of the premises and the agreements herein, and in order to induce Lender to make and maintain the Loan, Guarantor, intending to be legally bound, hereby agrees with Lender as follows:

      1. DEFINITIONS. Reference is hereby made to the Loan Agreement and the other Loan Documents for a statement of the terms thereof, and Guarantor represents and warrants that he has read and reviewed each of the Loan Documents. Unless otherwise defined herein, all terms used in this Guaranty and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

      2. GUARANTY.

      a. Guarantor hereby (i) irrevocably, absolutely and unconditionally guarantees, as guarantor of payment and performance and not merely as a guarantor of collection, to

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Lender and its successors, endorsees, transferees and assigns, (A) the prompt payment by Borrower, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts now or hereafter owing in respect of the Note, the Loan Agreement and the other Loan Documents, whether for principal, interest, fees, expenses or otherwise and (B) the due performance and observance by Borrower of its other obligations now or hereafter existing in respect of the Loan Documents (collectively, the "Obligations"); and (ii) agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by Lender in enforcing its rights under this Guaranty.

      b. This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until satisfaction in full of the Obligations and the payment of the other expenses to be paid by Guarantor pursuant hereto, and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

      c. Notwithstanding anything to the contrary in this Guaranty, this Guaranty shall terminate at such time as the following condition shall have been satisfied: Guarantor shall deliver to Lender a Certificate certifying that (i) no Default or Event of Default has occurred and is continuing under the Loan documents, (ii) that Borrower has raised from and after the Closing Date an aggregate amount of at least $300,000 from unrelated third parties in the form of common equity or unsecured subordinated convertible debt with a maturity of at least 2 years (or a combination thereof) with a purchase or conversion price into common equity of at least $0.40 per share and (iii) that Borrower has received payments and provided services for 3 full calendar months to at least 425 subscribers of the Borrower's TBeV service (at an average cost of at least $300 per subscriber per month), along with evidence reasonably satisfactory to the Lender with respect to the foregoing. When used in this Guaranty, reference to the requirement for an average price per subscriber of $300 per month is meant to scale (so that as long as the seat sales produce the same total revenue that $300 per month times the stated number of seats for the applicable hurdle would produce, the hurdle is satisfied (i.e., this hurdle is satisfied if the borrower has $127,500 in monthly revenue even if the average sale per subscriber turns out to be less than $300)). This Guaranty shall terminate upon the death of the Guarantor.

      3. GUARANTOR'S OBLIGATIONS UNCONDITIONAL. Guarantor hereby guarantees that the Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any Loan Document; (iii) any change, amendment or modification of any Loan Document; (iv) any exchange or release of, or

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non-perfection of any lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Obligations or obligations of Borrower under any Loan Document; or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower or any Guarantor or any other guarantor in respect of the Obligations or the obligations of Borrower under the Loan Documents.

      4. WAIVERS. Guarantor hereby waives (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Obligation by Borrower or any obligations of Borrower under the Loan Documents; (iii) notice of any actions taken by Lender or Borrower or any other party under any Loan Document or any other agreement or instrument relating thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of Borrower or any other party under any Loan Document or of the obligations of Guarantor hereunder, the omission of or delay in which, but for the provisions of this
Section 4, might constitute grounds for relieving Guarantor of his obligations hereunder; and (v) any requirement that Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Borrower or any other person or any collateral.

      5. SUBROGATION. In consideration of the benefits accruing to Guarantor from Borrower and Lender, Guarantor hereby expressly waives all rights of subrogation, contribution, indemnification or other similar legal or equitable rights which Guarantor may now or hereafter otherwise be entitled to assert against Borrower, whether arising by contract, by operation of law (including, without limitation, any such right arising under any bankruptcy, insolvency or similar law) or otherwise with respect to or by reason of any payment by Guarantor under this Guaranty or on account of the Loan in connection herewith. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations and all other obligations and other expenses to be paid by Guarantor pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of Lender, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to Lender to be applied in whole or in part by Lender against the Obligations. Guarantor hereby agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of any amount due under this Agreement or otherwise with respect to the Loan is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, receivership, dissolution, liquidation, or reorganization of Borrower, or upon or as a result of the appointment of a receiver or conservator of, a trustee or similar officer for the Borrower, or otherwise, all as though such payment had not been made and irrespective of whether such payment is returned to the party who originally made it or some other party.

      6. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants as follows:

      a. Guarantor has full power, legal right and capacity to execute and deliver and to perform Guarantor's obligations under this Guaranty.

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      b. The execution, delivery and performance by Guarantor of this Guaranty
(i) does not and will not violate any provision of any applicable law or regulation or of any order, writ, judgment, injunction or decree of the United States, the State of New York or any political subdivision thereof, or any agency, department, commission, board, bureau or instrumentality which exercises or claims to have jurisdiction over Guarantor or any of Guarantor's properties, and (ii) does not and will not violate any provision of, or constitute a breach of or default under, or result in the creation or imposition of any Lien on any asset of Guarantor pursuant to the provisions of, any mortgage, deed of trust, indenture, contract, agreement or other undertaking to which Guarantor is a party or which is binding upon Guarantor or upon any of Guarantor's assets or properties.

      c. No consent, authorization, approval or authority of, or filing, registration or qualification with, or other action by, or notice to, any governmental authority or other regulatory body, and no consent of any other person (from whom such consent has not been obtained and a copy thereof provided to Lender), is required for the due execution, delivery and performance by Guarantor of this Guaranty.

      d. This Guaranty has been duly executed and delivered by Guarantor and is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance its terms.

      e. There are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings, pending or, threatened (nor, to the knowledge of Guarantor, is there any basis therefor) against or in any other way relating to or affecting
(i) this Guaranty, or (ii) Guarantor or the business or any property of Guarantor, except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a material adverse effect on Guarantor or adversely affect the ability of Guarantor to perform Guarantor's obligations hereunder.

      f. The personal financial statements of Guarantor as of and for the year ended December 31, 2005 and the tax returns of Guarantor for the years ended December 31, 2004 and December 31, 2003, copies of which have been furnished to Lender, fairly and correctly present the financial condition of Guarantor as at such date and the income of Guarantor for the year ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since December 31, 2005, there has been no material adverse change in such financial condition or income or prospects of Guarantor.

      g. Guarantor owns, of record and beneficially, all of his equity interests in Borrower and its constituent entities, free and clear of any charges, Liens, security interests or encumbrances. There are no options or any other rights to purchase any equity interests in Borrower owned by the Guarantor.

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      7. COVENANTS. So long as the Obligations shall remain unpaid, unless
Lender shall otherwise consent in writing:

      a. Guarantor shall comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon Guarantor or upon his properties.

      b. Guarantor will not take any action that may have a material adverse effect upon Guarantor's financial condition, or guaranty, endorse (other than for deposit or collection in the ordinary course of business), discount, or become or be or remain liable with respect to, directly or indirectly, any indebtedness, obligation or liability of any other person, except as approved in advance in writing by Lender in its sole discretion.

      c. Guarantor shall furnish to Lender (i) within fifteen (15) days after Lender's request therefor, copies of all of Guarantor's most recent federal and state income tax returns, (ii) within sixty (60) days after the end of each calendar year annual financial statements and (iii) as promptly as possible, such interim and/or other information with respect to Guarantor as Lender may reasonably request. All financial statements (and all certifications with respect thereto) which are required to be delivered to Lender pursuant hereto shall be acceptable to Lender if prepared in accordance with generally accepted accounting principles, consistently applied by an accountant acceptable to Lender.

      d. Guarantor shall not, directly or indirectly, sell, assign, transfer, dispose of, hypothecate, pledge, or otherwise encumber Guarantor's interests, direct or indirect, in Borrower.

      8. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, Lender may, and is hereby authorized to, at any time and from time to time, without notice to Guarantor (any such notice being expressly waived by Guarantor) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Guarantor against any and all obligations of Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not Lender shall have made any demand under this Guaranty. Lender agrees promptly to notify Guarantor after any such set-off and application made by Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this
Section 8 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Lender may have.

      9. NOTICES. All notices, requests, consents or other communications provided for in or to be given under this Guaranty shall be in writing, may be delivered in person, by facsimile transmission (fax), by overnight air courier or by certified or registered mail, and shall be deemed to have been duly given and to have become effective (a) upon receipt if delivered in person or by fax (and followed by the same or next business day of mailing of such faxed notice by one of the other methods of delivery permitted

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hereunder), (b) one day after having been delivered to an overnight air courier or (c) three days after having been deposited in the mails as certified or registered mail, all fees prepaid, directed to the parties at the following addresses (or at such other address as shall be given in writing by a party hereto):

If intended for Lender:

Aegis NY Venture Fund, LP
c/o Aegis NY Venture Fund GP, LLC
787 Seventh Avenue - 9th Floor
New York, NY 10019
Attention: Todd M. Roberts
Tel: (212) 786-6321
Fax: (800) 804-4278

with a copy to:
Nimkoff Rosenfeld & Schechter, LLP
One Penn Plaza, Suite 2424,
New York NY 10119
Attention: Shimon A. Rosenfeld, Esq.
Tel: (212) 868-8100
Fax: (212) 868-0227

If intended for Guarantor:

With a copy to:

      10. CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF RIGHT TO JURY TRIAL.

      a. Guarantor hereby irrevocably submits to the exclusive jurisdiction of any state or federal court in the State of New York, County of New York in any action, suit or proceeding brought against such Guarantor under or in connection with this Guaranty, and hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of forum non-convenience.

      b. GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.

      11. MISCELLANEOUS.

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      a. Guarantor will make each payment hereunder without set-off or counterclaims in lawful money of the United States of America and in immediately available funds to Lender at its address specified in Section 9 hereof.

      b. No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by Guarantor and Lender, and no waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      c. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by Lender to exercise any of its rights under any other Loan Document against such party or against any other person.

      d. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      e. For purposes of this Guaranty, whenever the circumstances or the context of this Guaranty so requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa.

      f. This Guaranty shall be binding on Guarantor, but not his heirs, and shall inure, together with all rights and remedies of Lender hereunder, to the benefit of Lender and its successors, endorsees, transferees and assigns. Without limiting the generality of the forgoing, Lender may assign or otherwise transfer the Note, and its rights under any other Loan Document, to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to Lender herein or otherwise. None of the rights or obligations of Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of Lender.

      g. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the principles of conflicts of laws.

      h. This Guaranty may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Facsimile signatures shall for all purposes hereof be deemed to be original signatures of the parties hereto.

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      i. From time to time Guarantor shall execute and deliver to Lender such other instruments, certificates, agreements and documents and will take such other action and do all other things as may be reasonably requested by Lender in order to implement or effectuate the terms and provisions of this Guaranty and the other Loan Documents to which Guarantor is a party.

      IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first above written.

                                                      /s/ Jason Bishara
                                                      -----------------
                                                      JASON BISHARA

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STATE OF NEW YORK      )
                       )SS.:
COUNTY OF NEW YORK     )

On the 10th day of APRIL, 2006, before me, the undersigned, a notary public in and for said State, personally appeared JASON BISHARA, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

       KRISTIN J. ANGELINO
Notary Public, State of New York
        No.02AN5069819                                 /s/ Kristin J. Angelino
  Qualified in New York County                         -----------------------
  Commission Expires 12/02/06                          Notary Public

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